Filed Pursuant to Rule 497(e)
                                       File No. 002-74452





            MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

            Supplement dated December 18, 1997 to the
                 Prospectus dated April 25, 1997

     Robert M. Shearer has become the Portfolio Manager of the Natural Resources Focus Fund and is now responsible for the Fund's day-to-day management. Mr. Shearer was an Associate Portfolio Manager of the Fund since September 1997. From 1996 to 1997 he was a Vice President and an Assistant Portfolio Manager at David L. Babson and Company, Incorporated. From 1993 to 1996 he was a Vice President/Sector Manager at Concert Capital Management. From 1988-1993 he was the Senior Energy Analyst at Fiduciary Trust Company International.









            MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

            Supplement dated December 18, 1997 to the
    Statement of Additional Information dated April 25, 1997

     The name and biography of the portfolio manager of the Natural Resources Focus Fund, which is listed under "Management of the Fund," is revised as follows:

     Robert M. Shearer (42) - Portfolio Manager (1)(2) - Vice
President of MLAM since 1997.